Pacific Select Fund NSAR 6-30-09

EXHIBIT 77Q1(e) COPIES OF ANY NEW OR AMENDED REGISTRANT
INVESTMENT ADVISORY CONTRACTS


The following documents are included in Registrant's Form Type N1A/A, Accession No. 0000892569-09-000405 filed on April 16, 2009, and incorporated by reference herein:

Temporary Advisory Fee Waiver Agreement Long/Short Large-Cap Portfolio of Pacific Select Fund - Analytic Investors LLC

Temporary Advisory Fee Waiver Agreement Long/Short Large-Cap Portfolio of Pacific Select Fund

Amended Advisory Agreement - BlackRock Investment Management, LLC


PACIFIC SELECT FUND
AMENDMENT NO. 2 TO THE PORTFOLIO MANAGEMENT AGREEMENT
The Portfolio Management Agreement (the Agreement) made the 1st day of
May, 2008, as amended to date, by and among Pacific Life Fund Advisors LLC
 (Investment Adviser), a Delaware limited liability company, J.P. Morgan Investment Management Inc., (Portfolio Manager), a Delaware corporation and Pacific Select Fund, a Massachusetts business trust (Fund), is hereby amended to add the provisions set forth below (together the Amendment), which is made this 8 day of April, 2009.
In consideration of the premises, the promises, and the mutual covenants contained in the Agreement and the good and fair consideration paid in connection with that Agreement, the Agreement is hereby amended by adding the following after the last sentence in Section 2(c):
The Portfolio Manager recognizes that in order for the Portfolio to operate consistent with its stated investment strategy as a long/short portfolio, securities lending will be employed to finance both the short positions and additional long positions. Related to securities lending, the Portfolio Manager is responsible for timely communication of any written confirmation of a buy-in to the Investment Adviser and the Funds custodian (Buy-in Notification) that the Portfolio Manager receives from its broker/dealer(s) with whom it executes trades. Timely notification is defined as follows:
1. If the buy-in occurs prior to the market open on the third day following the settlement date of the trade (currently trade date + 6 for domestic equities), then the Buy-in Notification must be sent to the Funds custodian by 2 p.m. Eastern Time that same day, and
2. If the buy-in occurs on a day prior to the third day following settlement date of the trade, then the Buy-in Notification must be sent to Funds custodian as soon as reasonably practicable that same day.
If (i) the buy-in occurs prior to the market open on the third day following the settlement date of the trade and the Portfolio Managers Buy-in Notification is sent to the Funds custodian after 2 p.m. that same day or (ii) the buy-in occurs on a day prior to the third day following settlement date of the trade and the Portfolio Managers Buy-in Notification is not sent that same day, the Portfolio Manager agrees to be liable to the Fund for any losses incurred by the Fund as a result of such late Buy-In
Notification. If at any time the Portfolio Manager in its sole judgment determines that the deadlines for Buy-in Notification set forth in this
Section 2(c) cannot be reasonably met by the Portfolio Manager on a consistent basis going forward, the Portfolio Manager will immediately notify the Investment Adviser and will transition the portfolio to a long-only strategy in the most cost effective manner possible.
Concurrently, the Investment Adviser will instruct the Funds securities lending agent to (i) recall all loaned securities within a maximum of twenty business days, and (ii) cease lending securities from the Fund.
Upon the earlier of twenty business days after the Portfolio Managers notice to the Investment Adviser or the Portfolio Managers receipt of written confirmation from the Investment Adviser that all loaned securities have been returned to the Fund, this Amendment will terminate.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year provided above for the Amendment.

PACIFIC LIFE FUND ADVISORS LLC
By: /s/	Howard T. Hirakawa		By: /s/ Jane Guon
Name:	Howard T. Hirakawa		Name:	Jane Guon
Title:   Vice President			Title: Assistant Secretary

J.P. MORGAN INVESTMENT MANAGEMENT INC.
By: /s/ Scott G. Moritz
Name:	Scott G. Moritz
Title: Vice President

PACIFIC SELECT FUND
By: /s/ Howard T. Hirakawa
Name:	Howard T. Hirakawa
Title: 	Vice President

                            PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made effective the 1st day of May, 2009 among PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and SSGA FUNDS MANAGEMENT, INC. a Massachusetts corporation ("Portfolio Manager"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Fund").

     WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated herein by reference;

     WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Fund and the Investment Adviser hereby appoint Portfolio Manager to provide investment advisory services to the portfolios of the Fund listed on Exhibit A attached hereto (each, a "Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided.

     In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolio, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGER DUTIES. Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of each Portfolio, each as the Portfolio Manager determines is in the best interest of the Portfolio. The Portfolio Manager is authorized to open brokerage accounts on behalf of the Portfolio in accordance with Fund procedures. The Portfolio Manager is authorized to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Fund procedures.

          In performing these duties, the Portfolio Manager:

          (a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC applicable to the Fund, to the Investment Adviser (as provided to the Portfolio Manager by the Investment Adviser), or to the Portfolio Manager), (2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act") (3) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (4) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (5) the Fund's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, (6) the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"), (7) Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) any other applicable laws and regulations, including without limitation, proxy voting regulations. To the extent that the Portfolio Manager engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Portfolio Manager shall designate to the Fund's Custodian those assets to be segregated in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Portfolio Manager employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished by the Investment Adviser to the Portfolio Manager. In managing the Portfolio in accordance with the requirements of this Section 2, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, to the Investment Adviser or to the Portfolio Manager that is also acceptable to the Investment Adviser.

          (b) will (i) identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolio through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable and consistent with the Portfolio Manager's fiduciary obligations to the Portfolio and to such other clients.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a

Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Fund's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Fund and the Fund's Board in connection with any valuation determination for the Portfolios, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent or the Fund Board reasonably seeks assistance from the Portfolio Manager.

          Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Portfolio Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) applying to the Portfolio's assets the Portfolio Manager's procedures used for recommending the fair valuation of assets held by the other accounts under management of the Portfolio Manager and notifying the Investment Adviser of the valuation of such assets determined under such procedures, including in the event that the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iii) notifying the Investment Adviser in the event any Portfolio security's value does not appear to reflect material corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation is necessary under the Fund's procedures; provided however that the Portfolio Manager shall have no obligation to affirmatively monitor Portfolio holdings for material corporate actions, news, and/or significant events; (iv) upon the request of the Investment Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio; (v) verifying pricing and providing fair valuations recommendations for fair valuations in accordance with the Fund's valuation procedures, as they may be amended from time to time; and (vi) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Fund upon request. Such records shall be deemed to be Fund records.

          Notwithstanding the foregoing, the Investment Adviser and the Fund acknowledge that the Portfolio Manager is not the pricing agent for the Fund and is not responsible for valuing the Fund's securities.

          (g) will maintain and preserve such records related to each Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (h) will regularly report to the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a quarterly compliance checklist, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-l, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Funds, and compliance with the Portfolio Manager's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) has adopted a written Code of Ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer and/or president and/or managing director (as the Investment Adviser determines appropriate) of the Portfolio Manager shall certify to the Investment Adviser that the Portfolio Manager has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there have been no material violations of the Code of Ethics or, if a material violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.(j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser immediately if any action is brought by any regulatory body which would affect that registration. The Portfolio Manager will provide a list of persons whom the Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Portfolio Manager or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

          (l) will not permit any employee of the Portfolio Manager to have any material involvement with the management of the Portfolio if such employee has:

               (i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Investment Adviser will not disclose or use any records or information with respect to the Portfolio Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (n) will assist the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder. Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Fund shall reasonably request or in accordance with procedures adopted by the Fund.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other Portfolios"). In doing so, the Portfolio Manager is prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Portfolio Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statues and regulations.

          (q) will provide reasonable assistance to the Fund and the Fund's Chief Compliance Officer ("CCO") in complying with Rule 38a-l under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule
206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-l, the Portfolio Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

          (r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the "Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's Selective Disclosure Policy as may be reasonably requested by the Fund from time to time.

          (s) will use its best efforts to notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide reasonable assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

          (u) will provide such certifications to the Fund as the Fund or the Investment Adviser may reasonably request related to the services provided by the Portfolio Manager hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations.

          (v) The Portfolio Manager shall not be responsible for filing proofs of claim or otherwise participating in class action lawsuits with respect to securities held by a Portfolio.

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Fund's financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after the execution of such documentation; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Fund or the Fund's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, on an annual basis,provide the Investment Adviser and the Fund with comparative fee information of all other accounts managed by Portfolio Manager with the same or substantially similar investment objectives and policies.

     3. DISCLOSURE ABOUT PORTFOLIO MANAGER AND PORTFOLIO.

     (a) The Portfolio Manager represents that it has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Portfolio Manager or the Portfolio, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Portfolio Manager, including any performance information the Portfolio Manager provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately of any material fact about the Portfolio Manager, known to the Portfolio Manager respecting or relating to the Portfolio Manager, that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Portfolio Manager contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Portfolio, the Portfolio Manager represents and agrees that each Portfolio's description in the Fund's prospectus, including the Portfolio's goal, investment strategies and risks (the "Portfolio Description") as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto, is consistent with the manner in which the Portfolio Manager intends to manage each Portfolio, and the identification of risks is inclusive of all material risks known to the Portfolio Manager that are expected to arise in connection with the manner in which the Portfolio Manager intends to manage the Portfolio. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund promptly in the event that the Portfolio Manager becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Portfolio Manager is managing the Portfolio, and in the event that the identified risks are inconsistent in any material respect with the risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager is managing the Portfolio. In addition, the Portfolio Manager agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of a Portfolio's assets.

     (b) The Investment Adviser shall provide the Portfolio Manager with drafts of any prospective amendments to the Registration Statement that relate to the Portfolio Manager or the Portfolio reasonably in advance of any prospective filing and/or distribution date for the Portfolio Manager to review and comment. The Portfolio Manager shall not be responsible for any disclosure in the Registration Statement that has not been provided to the Portfolio Manager with reasonable time for review prior to filing and/or distribution.

     4. EXPENSES. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Portfolio Manager or other information provided by Portfolio Manager to the Investment Adviser and/or the Funds Distributor, and marketing support. Portfolio Manager agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if the
Portfolio Manager makes any changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise ("Changes"), and at the time of notification to the Fund by the Portfolio Manager of such Changes. In the event, the Fund is generating a supplement for other purposes at the same time as a supplement is required for the Portfolio Manager as described above, the Fund will seek to combine its supplement with the supplement required for the Portfolio Manager and will share the expenses pro rata with the Portfolio Manager based upon the number of pages required by the Fund and the Portfolio Manager, so long as combining the two supplements is not economically disadvantageous to the Fund, . In the event two or more portfolio managers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other portfolio manager(s) based upon the number of pages required by each such portfolio manager. All other expenses not specifically assumed by the Portfolio Manager hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Fund. The Fund, the Portfolio Manager and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

     6. SEED MONEY. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Portfolio Manager agrees that it shall immediately notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Investment Adviser and Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Investment Adviser agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Investment Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Fund, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person) provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Fund which (i) are based upon any willful misfeasance, bad faith or gross negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Portfolio Manager Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Fund, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to any Portfolio:

          (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Portfolio Manager and the Investment Adviser;

          (b) by the Portfolio Manager at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Fund.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Portfolio Manager and the Fund.

     This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Portfolio Manager agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p), and 2(q) within 30 business days of termination; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 16, 17, 18 and 19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company", "Pacific Life Fund Advisors LLC", "Pacific Asset Management", and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such names (or abbreviations, derivatives or logos).

          (b) It is understood that the names "State Street Global Advisors", "SSgA", "SSgA Funds Management, Inc." and "SSgA FM" and any derivative thereof or any logo associated with that name is the valuable property of the Portfolio Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or one of the Portfolio, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Investment Adviser shall use the Portfolio Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     17. LIMITATION OF LIABILITY. A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

     18. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

          A.   if to the Portfolio Manager, to:

               SSgA Funds Management, Inc.
               State Street Financial Center, 30th Floor
               1 Lincoln Street

               Boston, MA 02111
               Facsimile transmission number: 617-664-2669

               Attention: James E. Ross

          B.   if to the Investment Adviser, to:

               Pacific Life Fund Advisors LLC
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis

          C.   if to the Fund, to:

               Pacific Select Fund
               c/o Pacific Life Insurance Company
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 719-0804
               Attention: Robin S. Yonis

     19. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) This Agreement terminates automatically upon assignment.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS, LLC


By:   /s/ James T. Morris               By:   /s/ Audrey L. Milfs
      -------------------------------         ----------------------------------
      Name: James T. Morris                   Name: Audrey L. Milfs
      Title: President and Chief              Title: Vice President & Secretary
             Executive Officer


SSGA FUNDS MANAGEMENT, INC.


By:   /s/ James Ross                    By:
      -------------------------------         ----------------------------------
      Name: James Ross                        Name:
      Title: President                        Title:


PACIFIC SELECT FUND


By:   /s/ James T. Morris               By:   /s/ Audrey L. Milfs
      -------------------------------         ----------------------------------
      Name: James T. Morris                   Name: Audrey L. Milfs
      Title: Chairman and Chief               Title: Secretary
             Executive Officer

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: MAY 1, 2009

PORTFOLIO: PD AGGREGATE BOND INDEX PORTFOLIO

     The Investment Adviser will pay to the Portfolio Manager a monthly fee for its services for the PD Aggregate Bond Index Portfolio based onthe annual percentage of the average daily net assets of the Portfolio according to the following schedule:

     RATE%     BREAK POINT (ASSETs)
     -----     --------------------
     0.06%     On the first $50 million

     0.05%     On the next $50 million; and

     0.04%     On any amounts in excess of $100 million

PORTFOLIO: PD HIGH YIELD BOND INDEX PORTFOLIO

     The Investment Adviser will pay to the Portfolio Manager a monthly fee for its services for the PD High Yield Bond Index Portfolio based on the annual percentage of the average daily net assets of the Portfolio according to the following schedule:

     RATE%     BREAK POINT (ASSETs)
     -----     --------------------
     0.25%     On the first $50 million

     0.12%     On the next $50 million; and

     0.04%     On any amount in excess of $100 million

Fees for services shall be prorated for either Portfolio for any portion of a year in which the Agreement is not effective with respect to that Portfolio.

                         PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made effective the 1st day of May, 2009 among PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and DIMENSIONAL FUND ADVISORS LP, a Delaware Limited Partnership ("Portfolio Manager"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Fund").

     WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios;

     WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Fund and the Investment Adviser hereby appoint Dimensional Fund Advisors LP to act as Portfolio Manager to provide investment advisory services to the portfolios of the Fund listed on Exhibit A attached hereto (each, a "Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolio, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGER DUTIES. Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote or refrain from voting proxies on behalf of each Portfolio, as the Portfolio Manager determines is in the best interest of the Portfolio in accordance with the Portfolio Manager's proxy voting policy. The Portfolio Manager is authorized to open brokerage accounts on behalf of the Portfolio in accordance with Fund procedures. The Portfolio Manager is authorized to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Fund procedures.

          In performing these duties, the Portfolio Manager:

          (a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, to the Investment Adviser (as provided to the Portfolio Manager by the Investment Adviser), or to the Portfolio Manager), (2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act") (3) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (4) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (5) the Fund's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, (6) the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"), (7) Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) any other applicable laws and regulations, including without limitation, proxy voting regulations. To the extent that the Portfolio Manager engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Portfolio Manager shall segregate assets in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Portfolio Manager employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished by the Investment Adviser to the Portfolio Manager. In managing the Portfolio in accordance with the requirements of this Section 2, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, to the Investment Adviser or to the Portfolio Manager that is also acceptable to the Investment Adviser.

          (b) will (i) identify each position in the Portfolio that Portfolio Manager treats as stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall reasonably request) of any stock in a PFIC that Portfolio Manager has identified. Notwithstanding the foregoing, Portfolio Manager does not undertake to provide any tax advice with respect to the treatment of securities as a PFIC.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Fund's Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. The Fund will provide the Portfolio Manager with 60 days advanced written notice of any material change to be made to the Fund's policies on best execution or to such factors identified in the Fund's Prospectus and Statement of Additional Information; provided, however, the Fund shall not be obligated to provide notice in the event the change is due to relevant changes in applicable federal or state laws, rules, regulations, SEC staff no-action letters, SEC guidance or interpretations or other interpretations of applicable regulators. Subject to the policies the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule lla2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolio through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable and consistent with the Portfolio Manager's fiduciary obligations to the Portfolio and to such other clients. The Fund will provide the Portfolio Manager with 60 days advanced written notice of any material change to be made to such policies identified in the Fund's Registration Statement; provided, however, the Fund shall not be obligated to provide notice in the event the change is due to relevant changes in applicable federal or state laws, rules, regulations, SEC staff no-action letters, SEC guidance or interpretations or other interpretations of applicable regulators.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Fund's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Portfolio Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser by 4:00 p.m. Pacific time in the event any Portfolio security's value does not appear to the Portfolio Manager to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation is necessary under the Fund's procedures and the Portfolio Manager makes any determination or recommendation regarding the fair value of such Portfolio security; (iii) applying to the Portfolio's assets the procedures of the Portfolio Manager used for valuing the assets held by other U.S. domiciled mutual funds under management of the Portfolio Manager and notifying the Investment Adviser if the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iv) upon the request of the Investment Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio; (v) upon the reasonable request of the Investment Adviser, verifying pricing; (vi) providing recommendations for fair valuations in accordance with the Fund's valuation procedures, as they may be amended from time to time; and
(vii) maintaining adequate records and written backup information with respect to the assistance provided pursuant to this section 2(f), and providing such information to the Investment Adviser or the Fund upon request. Such records shall be deemed to be Fund records. Notwithstanding sections (ii), (iii) and
(vi) above, certain of the Portfolio Manager's proprietary U.S. domiciled international mutual funds and other accounts have adopted different policies and procedures regarding fair valuation and purchase from third party vendors certain factor pricing for their holdings and adjust the funds and accounts based on this information, such factor pricing information will not be provided to the Investment Adviser.

          (g) will maintain and preserve such records related to each Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (h) will regularly report to the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a quarterly compliance checklist, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-l, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Funds, and compliance with the Portfolio Manager's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) will adopt a written Code of Ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer and/or president and/or managing director (as the Investment Adviser determines appropriate) of the Portfolio Manager shall certify to the Investment Adviser that the Portfolio Manager has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Trust to examine the reports or summaries of the reports required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

          (j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser immediately if any action is brought by any regulatory body which would affect that registration. The Portfolio Manager will provide a list of persons whom the Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for meeting the Portfolio Manager's regulatory obligations, including the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Portfolio Manager or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

          (l) will not permit any employee of the Portfolio Manager to have any material involvement with the management of the Portfolio if such employee has:

               (i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Investment Adviser will not disclose or use any records or information with respect to the Portfolio Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (n) will assist the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 ("SOX") to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder. Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers for compliance with SOX in connection with the preparation and/or filing of the Fund's annual and semi-annual shareholder reports and financial statements included in Form N-CSR, N-Qs or other disclosure documents or regulatory filings requiring SOX certifications, which are attributable to the Portfolio(s) managed by the Portfolio Manager in such form and content as the Fund shall reasonably request or in accordance with procedures adopted by the Fund. Portfolio Manager acknowledges that, as of the effective date of this Agreement, it has received the form and content of such certifications required. Investment Adviser shall provide 60 days advanced written notice of any material changes to the form and content of such certifications; provided, however, notice shall not be provided in the event the change is in response to relevant changes of applicable federal or state laws, rules, regulations, SEC staff no-action letters, SEC guidance or interpretations or other interpretations of applicable regulators.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other Portfolios"). In doing so, the Portfolio Manager is prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Portfolio Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statues and regulations.

          (q) will provide reasonable assistance to the Fund and the Fund's Chief Compliance Officer ("CCO") in complying with Rule 38a-l under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule
206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-l, the Portfolio Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

          (r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the "Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's Selective Disclosure Policy as may be reasonably requested by the Fund from time to time. It is further agreed that any portfolio holdings information regarding Portfolios managed by the Portfolio Manager will be publicly disclosed only after a two (2) month delay and that such delay in the availability of such portfolio holdings information will be disclosed on the Investment Adviser's website.

          (s) will use its best efforts to notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

          (u) will, upon the reasonable request of the Fund or the Investment Adviser, provide to the Fund certifications related to the services provided by the Portfolio Manager hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations. Portfolio Manager acknowledges that, as of the effective date of this Agreement, it has received the form and content of such certifications required. Investment Adviser shall provide 60 days written notice of any material changes to the form and content of such certifications; provided, however, notice shall not be provided in the event the change is in response to relevant changes of applicable federal or state laws, rules, regulations, SEC staff no-action letters, SEC guidance or interpretations or other interpretations of applicable regulators.

          (v) will, upon request by the Investment Adviser, research and confirm to the Investment Adviser whether the Portfolio held or traded in a particular security, on any particular day or during any particular timeframe within the term of this Agreement, as the Investment Adviser may specify, and provide relevant trade information (for example, a schedule of purchases and sales and/or holdings) for such security, to provide assistance to Investment Adviser relating to class action litigations involving a security held by the Portfolio(s).

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Fund's financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after the execution of such documentation; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Fund or the Fund's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, on an annual basis, advise the Investment Adviser (i) if the Portfolio Manager acts as sub-adviser to another U.S. registered mutual fund with substantially similar structure and with shares registered under the Securities Act of 1933 that follows the same investment strategy as the Portfolio and (ii) if so, whether the Portfolio Manager's fee rate for any such U.S. registered mutual fund described in (i) above is less than the rate charged the Investment Adviser for management of the Portfolio.

          (y) will, for the duration of this Agreement, not directly or indirectly solicit or induce any personnel of Investment Adviser or its affiliated companies to leave the employ of Investment Adviser or affiliated company. After personnel of Investment Adviser or an affiliate cease to be in the employ of Investment Adviser or affiliate, Portfolio Manager shall be free to directly or indirectly employ or retain such personnel in any capacity, so long as Portfolio Manager did not solicit or induce such personnel to leave the employ of Investment Adviser or its affiliate.

          (z) will, for the duration of this Agreement, have the authority to complete Qualified Institutional Buyer, Accredited Investor and other similar representation letters on behalf of the Fund and Portfolio(s) as may be necessary in order for the Fund or Portfolio(s) to participate in corporate actions that involve a security the Portfolio(s) holds.

     3. DISCLOSURE ABOUT PORTFOLIO MANAGER AND PORTFOLIO. The Portfolio Manager has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Portfolio Manager or the Portfolio, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Portfolio Manager, including any performance information the Portfolio Manager provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund promptly of any material fact about the Portfolio Manager, known to the Portfolio Manager respecting or relating to the Portfolio Manager, that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Portfolio Manager contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Portfolio, the Portfolio Manager represents and agrees that the descriptions in the Fund's Prospecctus, as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto, as furnished to the Portfolio Manager, (a) about the Portfolio's investment goal and main investments ("Portfolio Description") is consistent with the manner in which the Portfolio Manager intends to manage each Portfolio, and (b) about the Portfolio's risks ("Risk Description") is consistent with risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager intends to manage the Portfolio. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund promptly in the event that the Portfolio Manager becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Portfolio Manager is managing the Portfolio, and in the event that the Risk Description is inconsistent in any material respect with the risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager is managing the Portfolio. In addition, the Portfolio Manager agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of a Portfolio's assets.

     4. EXPENSES. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Portfolio Manager or other information provided by Portfolio Manager to the Investment Adviser and/or the Funds Distributor. Portfolio Manager agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if such supplement is required because the Portfolio Manager makes any material changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including, but not limited to, a change in control, changes to the investment personnel listed in the Fund's registration statement, a change to a principal investment strategy, or other material changes ("Changes"), and at the time of notification to the Fund by the Portfolio Manager of such Changes, the Fund is not generating a supplement for other purposes or otherwise in the process of updating its registration statement. In the event two or more portfolio managers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other portfolio manager(s) based upon the number of pages required by each such portfolio manager. All other expenses not specifically assumed by the Portfolio Manager hereunder or by the Investment Adviser under the Advisory

Agreement are borne by the applicable Portfolio of the Fund. The Fund, the Portfolio Manager and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

     6. SEED MONEY. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Portfolio Manager agrees that it shall promptly notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Investment Adviser and Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Investment Adviser agrees that it shall promptly notify the Portfolio Manager (i) in the event that the SEC has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Investment Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which (i) are based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Fund, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person) provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Fund which (i) are based upon any willful misfeasance, bad faith or negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Portfolio Manager Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Fund, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to any Portfolio:

          (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Portfolio Manager and the Investment Adviser;

          (b) by the Portfolio Manager at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Fund.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Portfolio Manager and the Fund.

     This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Portfolio Manager agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p), and 2(q) within 30 business days of termination; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 17, 18, 19 and 20 of this
Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     16. SUPPLEMENTAL ARRANGEMENTS. The Portfolio Manager may enter into arrangements with other persons affiliated with the Portfolio Manager or with unaffiliated third parties to provide administrative, proxy voting or consulting services related to this Agreement, provided that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act and any other applicable law. Portfolio Manager acknowledges and agrees that any delegation by Portfolio manager to one or more persons for administrative, proxy voting or consulting services shall in no way relieve Portfolio Manager of its duties and obligations pursuant to this Agreement, all such duties and obligations shall remain the sole responsibility of Portfolio Manager as if no such delegation had occurred, Portfolio Manager shall at all times provide appropriate supervision and oversight of any such persons, and Portfolio Manager shall be fully responsible and liable for all actions or omissions to act by such persons. Portfolio Manager acknowledges and agrees that any such person to which Portfolio Manager delegates administrative, proxy votingor consulting services is not a party to this Agreement and is not an intended beneficiary of this Agreement.

     17. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company", "Pacific Life Fund Advisors LLC", "Pacific Asset Management", and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such names (or abbreviations, derivatives or logos).

          (b) It is understood that the name "DIMENSIONAL FUND ADVISORS" and any abbreviated forms and any derivative thereof or any logo associated with that name is the valuable property of the Portfolio Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or one of the Portfolio, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Investment Adviser shall use the Portfolio Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Portfolio Manager must provide written notice of any reasonable objection within three business days (or such other time as may be mutually agreed upon) after receipt of such promotional or sales related materials. Investment Adviser or the Fund are not required to obtain approval from Portfolio Manager for substantially similar language previously approved by Portfolio Manager used in other promotional or sales related materials. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

          (c) It is further understood that the Investment Adviser or Fund must provide Portfolio Manager with a reasonable opportunity to review all registration statements, proxy statements and reports to shareholders, and any other materials that include information regarding the Portfolio Manager for which the Investment Adviser or Fund may seek related certifications, as specified under Sections 2(n) and 2(u) under this Agreement or otherwise. Investment Adviser will use its best efforts, to the extent possible and practicable, given the timing of the registration statement filing schedules, to provide the Portfolio Manager with at least three business days to review the final registration statement as it relates to the Portfolio Manager before Portfolio Manager is required to issue its certification with respect thereto.

     18. LIMITATION OF LIABILITY. A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

     19. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

          A.   if to the Portfolio Manager, to:

               Dimensional Fund Advisors LP
               6300 Bee Cave Rd., Building One
               Austin, TX 78746
               Facsimile transmission number: (512) 306-7609
               Attention: General Counsel

          B.   if to the Investment Adviser, to:

               Pacific Life Fund Advisors LLC
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 219-3706
               Attention: Robin S. Yonis

          C.   if to the Fund, to:

               Pacific Select Fund
               c/o Pacific Life Insurance Company
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 219-3706
               Attention: Robin S. Yonis

     20. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be modified or assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS, LLC


By:   /s/ James T. Morris               By:   /s/ Audrey L. Milfs
      -------------------------------         ----------------------------------
      Name: James T. Morris                   Name: Audrey L. Milfs
      Title: President and Chief              Title: Vice President & Secretary
             Executive Officer


DIMENSIONAL FUND ADVISORS LP
BY: DIMENSIONAL HOLDINGS INC., ITS GENERAL PARTNER


By:   /s/ Catherine L. Newell           By:
      -------------------------------         ----------------------------------
      Name: Catherine L. Newell               Name:
      Title: Vice President &                 Title:
             Secretary


PACIFIC SELECT FUND


By:   /s/ James T. Morris               By:   /s/ Audrey L. Milfs
      -------------------------------         ----------------------------------
      Name: James T. Morris                   Name: Audrey L. Milfs
      Title: Chairman and Chief               Title: Secretary
             Executive Officer

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: MAY 1, 2009

PORTFOLIO: PD INTERNATIONAL LARGE-CAP PORTFOLIO

     The Investment Adviser will pay to the Portfolio Manager a monthly fee for its services for the above noted Portfolio based on:

     (a) The annual percentage of the average daily net assets of the PD INTERNATIONAL LARGE-CAP PORTFOLIO according to the following schedule:

     RATE%     BREAK POINT (ASSETs)
     -----     --------------------
     0.15%     First $100 million

     0.10%     Excess over $100 million

     Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE
                                   (CONTINUED)

EFFECTIVE: MAY 1, 2009

PORTFOLIO: PD EMERGING MARKETS PORTFOLIO

     The Investment Adviser will pay to the Portfolio Manager a monthly fee for its services for the above noted Portfolio based on:

     (a) The annual percentage of the average daily net assets of the PD EMERGING MARKETS PORTFOLIO according to the following schedule:

     RATE%     BREAK POINT (ASSETs)
     -----     --------------------
     0.50%     First $50 million

     0.25%     Excess over $50 million.

     Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

                         PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made effective the 1st day of May, 2009 among PACIFIC LIFE FUND ADVISORS LLC, a Delaware Limited Liability Company ("Investment Adviser"), and UBS Global Asset Management (Americas) Inc. a Delaware Corporation ("Portfolio Manager"), and PACIFIC SELECT FUND, a Massachusetts Business Trust (the "Fund").

     WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

     WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated herein by reference;

     WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Fund and the Investment Adviser hereby appoint the Portfolio Manager to provide investment advisory services to the portfolios of the Fund listed on Exhibit A attached hereto (each, a "Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolio, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGER DUTIES. Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of each Portfolio, each as the Portfolio Manager determines is in the best interest of the Portfolio. The Portfolio Manager is authorized to open brokerage accounts on behalf of the Portfolio in accordance with Fund procedures. The Portfolio Manager is authorized to enter into futures account agreements, ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto, in accordance with Fund procedures.

          In performing these duties, the Portfolio Manager:

          (a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, to the Investment Adviser (as provided to the Portfolio Manager by the Investment Adviser), or to the Portfolio Manager), (2) applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act") (3) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (4) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (5) the Fund's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, (6) the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"), (7) Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (8) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (9) any other applicable laws and regulations, including without limitation, proxy voting regulations. To the extent that the Portfolio Manager engages in transactions that require segregation of assets or other arrangements, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Portfolio Manager shall segregate assets in accordance with the 1940 Act, if necessary, based upon trading strategies and positions the Portfolio Manager employs on behalf of the Portfolio, as well as to segregate assets, if necessary, in accordance with the 1934 Act and any other requirements of broker/dealers who may execute transactions for the Portfolio in connection therewith. Until the Investment Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished by the Investment Adviser to the Portfolio Manager. In managing the Portfolio in accordance with the requirements of this Section 2, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, to the Investment Adviser or to the Portfolio Manager that is also acceptable to the Investment Adviser.

          (b) will (i) identify each position in the Portfolio that Portfolio Manager treats as stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall reasonably request) of any stock in a PFIC.

          (c) is responsible, in connection with its responsibilities under this
Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to seek to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule lla2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolio through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

          (d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable and consistent with the Portfolio Manager's fiduciary obligations to the Portfolio and to such other clients.

          (e) will, in connection with the purchase and sale of securities for the Portfolio, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may reasonably set or provide with respect to the clearance and settlement of transactions for a Portfolio, including but not limited to submission of trade tickets. Any Portfolio assets shall be delivered directly to the Fund's custodian.

          (f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. Such reasonable assistance shall include (but is not limited to): (i) designating and providing timely access, on an as-needed basis and upon the reasonable request of the Investment Adviser or custodian, to one or more employees of the Portfolio Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser in the event any Portfolio security's value does not appear to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation is necessary under the Fund's procedures; (iii) applying to the Portfolio's assets the procedures of the Portfolio Manager used for valuing the assets held by other accounts under management of the Portfolio Manager and notifying the Investment Adviser of the valuation of such assets determined under such procedures, including in the event that the application of such procedures would result in a determination of fair value with respect to any asset held by the Portfolio where a market quotation is not readily available or is deemed to be unreliable with respect to such asset; (iv) upon the request of the Investment Adviser or custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolio; (v) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Fund's valuation procedures, as they may be amended from time to time; and (vi) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Fund upon request. Such records shall be deemed to be Fund records.

          (g) will maintain and preserve such records related to each Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (h) will regularly report to the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio, and will furnish the Board, with respect to the Portfolio, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a quarterly compliance checklist, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-l, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, confirmation of the liquidity of all other securities in the Funds, and compliance with the Portfolio Manager's Code of Ethics, and such other reports or certifications that the Investment Adviser may reasonably request from time to time.

          (i) will adopt a written Code of Ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-l under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption. Within 30 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer and/or president and/or managing director (as the Investment Adviser determines appropriate) of the Portfolio Manager shall certify to the Investment Adviser that the Portfolio Manager has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

          (j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board) including any portion which contains disclosure of legal or regulatory actions. The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act and will notify the Investment Adviser immediately if any action is brought by any regulatory body which would affect that registration. The Portfolio Manager will provide a list of persons whom the Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolio.

          (k) will be responsible for the preparation and filing of such reports with respect to the assets of the Portfolio reflecting holdings over which the Portfolio Manager or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G, Form 13F and Form SH.

          (l) will not permit any employee of the Portfolio Manager to have any material involvement with the management of the Portfolio if such employee has:

               (i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act;

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Investment Adviser will not disclose or use any records or information with respect to the Portfolio Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

          (n) will assist the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder. Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Fund shall reasonably request or in accordance with procedures adopted by the Fund.

          (o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other Portfolios"). In doing so, the Portfolio Manager is prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

          (p) will exercise voting rights with respect to portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations (collectively, "Proxy Voting Policies and Procedures"). The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Portfolio Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment Adviser, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statues and regulations.

          (q) will provide reasonable assistance to the Fund and the Fund's Chief Compliance Officer ("CCO") in complying with Rule 38a-l under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-l, the Portfolio Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

          (r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the "Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's Selective Disclosure Policy as may be reasonably requested by the Fund from time to time.

          (s) will use its best efforts to notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

          (t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolio with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

          (u) will provide such certifications to the Fund as the Fund or the Investment Adviser may reasonably request related to the services provided by the Portfolio Manager hereunder, including (but not limited to) certifications of compliance with Trust procedures, the Registration Statement, and applicable securities regulations.

          (v) will monitor and promptly inform the Investment Adviser of developments relating to class action litigation involving securities held by the Portfolio, and upon request by the Investment Adviser, research and confirm to the Investment Adviser whether the Portfolio held or traded in a particular security, on any particular day or during any particular timeframe within the term of this Agreement, as the Investment Adviser may specify; and Portfolio Manager will provide relevant trade information (for example, a schedule of purchases and sales and/or holdings) for such security.

          (w) will provide reasonable assistance to the Investment Adviser with respect to the annual audit of the Fund's financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations (in particular with respect to investments in loans (including participations and assignments) and all derivatives, including swaps); (ii) providing copies of all documentation relating to investments in loans (including participations and assignments) and derivative contracts, within a reasonable time after the execution of such documentation; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund's independent registered public accounting firm is unable to obtain such confirmations directly from the brokers; and (iv) obtaining market quotations for investments (including investments in loans (including participations and assignments) and derivatives) that are not readily ascertainable in the event the Fund or the Fund's independent registered public accounting firm is unable to obtain such market quotations through independent means.

          (x) will, on an annual basis, advise the Investment Adviser (i) if the Portfolio Manager acts as sub-adviser to another U.S. registered mutual fund that follows the same investment strategy as the Portfolio and (ii) if so, whether the Portfolio Manager's fee rate is less than the rate charged the Investment Adviser for management of the Portfolio.

          (y) will, for the duration of this Agreement, not directly or indirectly solicit or induce any personnel of Investment Adviser or its affiliated companies to leave the employ of Investment Adviser or affiliated company. After personnel of Investment Adviser or an affiliate cease to be in the employ of Investment Adviser or affiliate, Portfolio Manager shall be free to directly or indirectly employ or retain such personnel in any capacity, so long as Portfolio Manager did not solicit or induce such personnel to leave the employ of Investment Adviser or its affiliate.

     3. DISCLOSURE ABOUT PORTFOLIO MANAGER AND PORTFOLIO. The Portfolio Manager has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Portfolio Manager or the Portfolio, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Portfolio Manager, including any performance information the Portfolio Manager provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, and will contain as of the date of any Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately of any material fact about the Portfolio Manager, known to the Portfolio Manager respecting or relating to the Portfolio Manager, that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Portfolio Manager contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Portfolio, the Portfolio Manager represents and agrees that the descriptions in the Fund's Prospecctus, as of the date of this Agreement and as of the date of any Registration Statement or supplement thereto, as furnished to the Portfolio Manager, (a) about the Portfolio's investment goal and main investments ("Portfolio Description") is consistent with the manner in which the Portfolio Manager intends to manage each Portfolio, and (b) about the Portfolio's risks ("Risk Description") is consistent with risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager intends to manage the Portfolio. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund promptly in the event that the Portfolio Manager becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Portfolio Manager is managing the Portfolio, and in the event that the Risk Description is inconsistent in any material respect with the risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager is managing the Portfolio. In addition, the Portfolio Manager agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of a Portfolio's assets.

     4. EXPENSES. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials relating to Portfolio Manager or other information provided by Portfolio Manager to the Investment Adviser and/or the Funds Distributor, and marketing support. Portfolio Manager agrees to pay to the Investment Adviser the cost of generating a prospectus supplement, which includes preparation, filing, printing, and distribution (including mailing) of the supplement, if the Portfolio Manager makes any changes that require immediate disclosure in the prospectus or any required regulatory documents by supplement, including changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise ("Changes"), and at the time of notification to the Fund by the Portfolio Manager of such Changes, the Fund is not generating a supplement for other purposes or the Fund does not wish to add such Changes to a pending supplement. In the event two or more portfolio managers each require a supplement simultaneously, the expense of each supplement will be shared pro rata with such other portfolio manager(s) based upon the number of pages required by each such portfolio manager. All other expenses not specifically assumed by the Portfolio Manager hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Fund. The Fund, the Portfolio Manager and the Investment Adviser shall not be considered as partners or participants in a joint venture.

     5. COMPENSATION. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

     6. SEED MONEY. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

     7. COMPLIANCE.

          (a) The Portfolio Manager agrees that it shall immediately notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Investment Adviser and Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (b) The Investment Adviser agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

     8. INDEPENDENT CONTRACTOR. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's agent.

     9. BOOKS AND RECORDS. In compliance with the requirements of and to the extent required by Section 31(a) of the 1940 Act and the rules thereunder, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Investment Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

     11. RESPONSIBILITY AND CONTROL. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

     14. INDEMNIFICATION.

          (a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which (i) are based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Fund, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person) provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

          (b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as Investment Adviser of the Fund which (i) are based upon any willful misfeasance, bad faith or negligence, or reckless disregard by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Portfolio Manager Indemnified Person), or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished in writing to the Investment Adviser, the Fund, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PL Indemnified Person) provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     15. DELEGATION. The Fund and the Investment Adviser consent to the Portfolio Manager's asset management affiliates within the UBS Global Asset Management Business Division of UBS AG, the parent company of the Portfolio Manager, providing settlement, order placement, execution and/or other operational services for the Fund which otherwise could be performed by the Portfolio Manager hereunder; provided, however, that there will be no delegation of the day-to-day investment advisory services described herein and no additional charges, fees or other compensation will be paid for such services. To the extent that such delegation occurs, references to the Portfolio Manager herein shall be deemed to include reference to its affiliates.

     16. DURATION AND TERMINATION. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually
(a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to any Portfolio:

          (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon sixty (60) days' prior written notice to the Portfolio Manager and the Investment Adviser;

          (b) by the Portfolio Manager at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Investment Adviser and the Fund.

          (c) by the Investment Adviser at any time, without the payment of any penalty, upon sixty (60) days' prior written notice to the Portfolio Manager and the Fund.

     This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment. In the event this Agreement is terminated or is not approved in the manner described above (i) Portfolio Manager agrees to provide all reports, certification and assistance called for pursuant to paragraphs 2(b), 2(h), 2(i), 2(k), 2(n), 2(p), and 2(q) within 30 business days of termination; and (ii) the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(t), 2(v), 9, 10, 13, 14, 16, 17, 18 and 19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

     17. USE OF NAME.

          (a) It is understood that the name "Pacific Life Insurance Company", "Pacific Life Fund Advisors LLC", "Pacific Asset Management", and "Pacific Select Fund" and any abbreviated forms and any derivatives thereof and any logos associated with those names (including, without limitation, the whale logo) are the valuable property of the Investment Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or abbreviations, derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such names (or abbreviations, derivatives or logos).

          (b) It is understood that the name "UBS Global Asset Management" and any derivative thereof or any logo associated with that name is the valuable property of the Portfolio Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or one of the Portfolios, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registration Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Investment Adviser shall use the Portfolio Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     18. LIMITATION OF LIABILITY. A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

     19. NOTICES. All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

          A.   if to the Portfolio Manager, to:

               UBS Global Asset Management (Americas) Inc.
               One North Wacker Drive
               Chicago, IL 60606
               Facsimile transmission number: 312-525-7490
               Attention: Legal Department

          B.   if to the Investment Adviser, to:

               Pacific Life Fund Advisors LLC
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 219-3706
               Attention: Robin S. Yonis

          C.   if to the Fund, to:

               Pacific Select Fund
               c/o Pacific Life Insurance Company
               700 Newport Center Drive
               Newport Beach, CA 92660
               Facsimile transmission number: (949) 219-3706
               Attention: Robin S. Yonis

     20. MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE FUND ADVISORS LLC


By:   /s/ James T. Morris                 By:   /s/ Audrey L. Milfs
      ---------------------------------         --------------------------------
      Name: James T. Morris                     Name: Audrey L. Milfs
      Title: President and Chief                Title: Vice President &
             Executive Officer                         Secretary


UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.


By:   /s/ John H. Payne                   By:   /s/ Michael J. Calhoun
      ---------------------------------         --------------------------------
      Name: John H. Payne                       Name: Michael J. Calhoun
      Title: COO - Americas                     Title: Assistant Secretary
             Institutional Distribution


PACIFIC SELECT FUND


By:   /s/ James T. Morris                 By:   /s/ Audrey L. Milfs
      ---------------------------------         --------------------------------
      Name: James T. Morris                     Name: Audrey L. Milfs
      Title: Chairman and Chief                 Title: Secretary
             Executive Officer

                                    EXHIBIT A

                               PACIFIC SELECT FUND
                                  FEE SCHEDULE

EFFECTIVE: MAY 1, 2009

PORTFOLIO: LARGE-CAP GROWTH PORTFOLIO

     The Investment Adviser will pay to the Portfolio Manager a monthly fee for its services for the above noted Portfolio based on:

     (a) The annual percentage of the combined average daily net assets of the Large-Cap Growth Portfolio of Pacific Select Fund and the PL Large-Cap Growth Fund of Pacific Life Funds according to the following schedule:

     RATE%     BREAK POINT (ASSETs)
     -----     --------------------
     0.45%     on the first $25 million

     0.40%     on the next $225 million

     0.30%     on the next $1.75 billion

     0.25%     on excess over $2.0 billion

     (b) The ratio of the PSF Large-Cap Growth Portfolio's average daily net assets over the combined assets of the PSF Large-Cap Growth Portfolio and the PL Large-Cap Growth Fund of Pacific Life Funds.

     In recognition of the fact that the Portfolio Manager may have an inherent constraint with respect to the amount of money that Portfolio Manager is able to manage in a particular strategy, Portfolio Manager agrees to hold back or reserve total capacity (that is, agrees to accept a certain level of dollars) for the Large-Cap Growth Portfolio of Pacific Select Fund and the PL Large-Cap Growth Fund of Pacific Life Funds and the strategies employed for the Portfolios and investments as follows:

     $5 billion dollars combined (to be determined on a net cash flow basis into the account) for the first three years. After three years, the capacity amount will be revisited.

     Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.